UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS

(Exact name of registrant as specified in charter)

       9 Executive Park Drive, Suite B, Clifton Park, NY 12065

(Address of principal executive offices)

              (Zip code)

John B. Walthausen

Walthausen Funds

9 Executive Park Drive, Suite B, Clifton Park, NY 12065

(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: October 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

Walthausen Small Cap Value Fund
		Schedule of Investments
		October 31, 2010 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS

Agricultural Production - Crops
172,355	Chiquita Brands International Inc. *	$ 2,287,151	1.39%

Air Transportation, Scheduled
16,350	Allegiant Travel Company	770,249	0.47%

Air-Condition & Warm Air Heating Equipment & Commercial & Industrial Refrigeration Equipment
58,125	AAON Inc.	1,426,969	0.87%

Aircraft Parts & Auxiliary Equipment
52,300	Hawk Corp. Class A *	2,606,109	1.58%

Broadwoven Fabric Mills, Man Made Fiber & Silk
190,900	Xerium Technologies Inc. *	2,479,791	1.51%

Canned, Frozen & Preserved Fruit and Vegetables
70,268	Overhill Farms Inc. *	365,394	0.22%

Chemicals & Allied Products
86,900	Arch Chemicals Inc.	3,085,819
261,100	Solutia Inc. *	4,728,521
		7,814,340	4.75%

Computer Communication Equipment
189,876	Electronics For Imaging, Inc. *	2,599,402	1.58%

Computer Storage Devices
151,800	IEC Electronics Corp. *	784,806	0.48%

Converted Paper & Paperboard Products (No Containers/Boxes)
77,300	Bemis Co. Inc.	2,455,048	1.49%

Crude Petroleum & Natural Gas
232,500	Brigham Exploration Company *	4,905,750
99,200	Gulfport Energy Corp. *	1,654,656
174,300	Northern Oil and Gas, Inc. *	3,430,224
35,435	Whiting Petroleum Corp. *	3,559,091
		13,549,721	8.23%

Cutlery, Handtools & General Hardware
126,123	Lifetime Brands, Inc. *	1,619,419	0.98%

Electric Lighting & Wiring Equipment
35,350	Thomas & Betts Corp. *	1,539,493	0.94%

Electronic Components & Accessories
586,200	Vishay Intertechnology Inc. *	6,624,060	4.02%

Electronic Components, NEC
144,250	Hutchinson Technology Inc. *	491,893	0.30%

Fabricated Plate Work (Boiler Shops)
25,611	Global Power Equipment Group Inc. *	436,158	0.26%

Fabricated Rubber Products, NEC
408,500	OMNOVA Solutions Inc. *	3,259,830
31,300	West Pharmaceutical Services, Inc.	1,117,097
		4,376,927	2.66%

Fire, Marine & Casualty Insurance
20,479	Baldwin & Lyons Inc. Class B	511,975
35,000	Platinum Underwriters Holdings Ltd. (Bermuda) *	1,506,750
39,100	RLI Corp.	2,245,122
		4,263,847	2.59%

Food & Kindred Products
88,600	Flowers Foods Inc.	2,257,528	1.37%

Greeting Cards
66,950	CSS Industries Inc.	1,120,074	0.68%

Instruments For Measuring & Testing of Electricity & Electric Signals
229,269	Theragenics Corp. *	279,708	0.17%

Insurance Carriers, NEC
231,600	Hallmark Financial Services Inc. *	2,070,504	1.26%

Life Insurance
14,650	National Western Life Insurance Company Class A	2,344,147
132,400	Primerica, Inc.	2,796,288
		5,140,435	3.12%

Manifold Business Forms
124,480	Ennis, Inc.	2,245,619	1.36%

Metal Cans
23,000	Silgan Holdings Inc.	775,790	0.47%

Metal Forgings & Stampings
70,350	Ladish Co. Inc. *	2,251,200	1.37%

Miscellaneous Furniture & Fixtures
182,660	Knoll Inc.	2,770,952	1.68%

Mortgage Bankers & Loan Correspondents
511,100	Ocwen Financial Corp. *	4,410,793	2.68%

Motor Vehicle Parts & Accessories
94,700	Drew Industries Inc. *	1,995,329	1.21%

National Commercial Banks
117,250	Community Bank System Inc.	2,740,133
31,800	Park National Corp.	2,078,130
59,800	Sterling Bancorp	561,522
6,380	Suffolk Bancorp	165,242
		5,545,027	3.37%

Paper Mills
125,105	KapStone Paper and Packaging Co. *	1,601,344	0.97%

Plastic Materials, Synth Resin
116,500	Hexcel Corp. *	2,070,205
310,120	Landec Corp. *	1,950,655
		4,020,860	2.44%

Pulp Mills
226,775	Mercer International Inc. (Canada) *	1,201,908	0.73%

Refrigeration & Service Industries
181,965	Standex International Corp.	4,900,317	2.98%

Retail - Auto & Home Supply Stores
223,875	Pep Boys - Manny, Moe & Jack	2,617,099	1.59%

Retail - Miscellaneous Shopping
124,860	Cabela's Inc. Class A *	2,314,904	1.41%

Retail - Retail Stores, NEC
304,300	Sally Beauty Holdings Inc. *	3,703,331	2.25%

Rolling Drawing & Extruding of Nonferrous Metals
95,885	RTI International Metals Inc. *	2,982,024	1.81%

Semiconductors & Related Devices
322,695	Fairchild Semiconductor International *	3,636,773	2.21%

Services - Consumer Credit Reports
90,000	Altisource Portfolio Solutions S.A. (Luxembourg) *	2,345,400	1.42%

Services - Educational Services
203,200	Ambassadors Group Inc.	2,253,488
103,800	Nobel Learning Communities Inc. *	696,498
118,630	Universal Technical Institute, Inc. *	2,295,491
		5,245,477	3.20%

Services - Equipment Rental & Leasing, NEC
137,185	CAI International Inc. *	2,263,553
79,324	McGrath Rentcorp	2,007,690
135,500	Rent-A-Center Inc.	3,406,470
77,000	Textainer Group Holdings Limited (Bermuda) *	2,000,460
		9,678,173	5.89%

Services - Hospitals
67,500	Magellan Health Services Inc. *	3,240,000	1.97%

Services - Membership Organizations
136,600	Interval Leisure Group, Inc. *	1,960,210	1.19%

Services - Personal Services
44,500	CPI Corp.	1,097,370	0.67%

Short-Term Business Credit Institutions
134,733	Asta Funding Inc.	1,108,853	0.67%

Special Industry Machinery (No Metalworking Machinery)
72,200	John Bean Technologies Corporation	1,234,620	0.75%

State Commercial Banks
114,430	Bryn Mawr Bank Corp.	1,912,125
123,900	Columbia Banking System Inc.	2,256,219
291,620	CVB Financial Corp.	2,219,228
28,650	First Bancorp	383,624
		6,771,196	4.11%

Surety Insurance
88,400	CNA Surety Corp. *	1,701,700	1.03%

Surgical & Medical Instruments & Apparatus
56,525	Hill-Rom Holdings, Inc.	2,190,344	1.33%

Textile Mill Products
261,560	Lydall Inc. *	1,943,391	1.18%

Truck & Bus Bodies
56,425	Miller Industries Inc.	759,480	0.46%

Wholesale - Apparel, Piece Goods
16,677	Delta Apparel Inc. *	215,466	0.13%

Wholesale - Durable Goods
164,715	School Specialty Inc. *	2,207,180	1.34%

Wholesale - Medical, Dental & Hospital Equipment & Supplies
78,175	Owens & Minor Inc.	2,226,423	1.35%

Wholesale - Durable Goods
71,400	LB Foster Co. *	2,357,627	1.43%

Total for Common Stock (Cost $140,695,321)		$ 160,615,206	97.57%

WARRANTS
31,335	Xerium Technologies Inc. * (expires 5-25-2014)	48,569	0.03%
	exercise price @ $19.55
(Cost $0)

CASH EQUIVALENTS
6,320,352	Fidelity Institutional Treasury Money Market Fund -
	Class I 0.04% **	6,320,352	3.85%
(Cost $6,320,352)

Total Investment Securities		166,984,127	101.45%
	(Cost $147,015,673)

Liabilities In Excess of Other Assets		(2,390,604)	-1.45%

Net Assets		$ 164,593,523	100.00%

* Non-Income Producing Securities.
** Variable Rate Security; The Coupon Rate shown represents the rate at October 31, 2010.

NOTES TO FINANCIAL STATEMENTS

WALTHAUSEN SMALL CAP VALUE FUND

 (Unaudited)

1. SECURITY TRANSACTIONS

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $147,015,673 amounted to $19,968,454, which consisted of aggregate gross unrealized appreciation of $23,905,233 and aggregate gross unrealized depreciation of $3,936,779.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2008 - 2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3. SECURITIES VALUATIONS:
As described in Note 2, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including real estate investment trusts). Equity securities are carried at fair value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security.  When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$160,615,206	$0	$0	$160,615,206
Warrants	$48,569	$0	$0	$48,569
Money Market Funds	$6,320,352	$0	$0	$6,320,352
Total	$166,984,127	$0	$0	$166,984,127

Refer to the Fund’s Schedule of Investments for a listing of securities by industry.  The Fund did not hold any level 3 assets or derivative instruments during the three month period ended October 31, 2010.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/ John B. Walthausen

       John B. Walthausen

       President

Date:       Dec. 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John B. Walthausen

       John B. Walthausen

       President

Date:       Dec. 21, 2010

By: /s/ Mark L. Hodge

        Mark L. Hodge

        Chief Financial Officer

Date:           12/21/10